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                                                                      Exhibit 99

                                                   NEWS RELEASE
                                                    [CONECTIV LOGO]

      FOR IMMEDIATE RELEASE

APRIL 20, 2001

Investor Contact:  Bob Marshall, Conectiv (302) 429-3164
Media Contact:     Tim Brown, Conectiv (302) 283-5803

                 CONECTIV SETS ANNUAL STOCKHOLDER MEETING DATE

WILMINGTON, Del. - Conectiv's (NYSE: CIV & CIVA) Board of Directors has set Friday, June 29, 2001 for its Annual Meeting of Stockholders to vote on Conectiv's proposed merger with Potomac Electric Power Company and other matters.

      The meeting will be held at The Grand Opera House, 818 N. Market Street, in Wilmington, Delaware at 11:00 a.m. (EDT).


                                      -END-


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